U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 1, 2011

                          Commission File No. 000-54359


                              In Media Corporation
           (Name of small business issuer as specified in its charter)

        Nevada                                             20-8644177
(State of Incorporation)                       (IRS Employer Identification No.)

               4920 El Camino Real, Suite 100, Los Altos, CA 94022
                    (Address of principal executive offices)

                                  408-849-9499
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective September 1, 2011, In Media Corporation (the "Corporation") and Simon Westbrook, the Corporation's Chief Financial Officer, executed a Consultant Agreement (the "Agreement") in which the Corporation recognized that Mr.
Westbrook provided bona fide services rendered from January 1, 2011 through August 31, 2011 and accrued $64,000 in unpaid compensation. The Agreement includes recognition of the services provided by the Mr. Westbrook and recognition of consideration for deferring payment of accrued compensation, for which Mr. Westbrook shall receive an ex-gratis bonus of $88,000 (the latter amount also to be deferred). From September 1, 2011 forward, Mr. Westbrook will receive the sum of Eight Thousand Dollars ($8,000) per calendar month during the term of the Agreement. In addition, Mr. Westbrook has been granted 800,000 options to purchase shares of common stock of the Corporation, such options shall vest in equal monthly installments over the 24 months starting January, 2011 at an exercise price of $0.15 per share. The options are granted pursuant to the 2010 stock Option Plan.

Effective September 1, 2011, the Corporation and Dan Mabey, the Corporation's Chief Operating Officer and a member of the Corporation's Board of Directors, executed a Consultant Agreement (the "Agreement") in which the Corporation recognized that Mr. Mabey provided bona fide services rendered from January 1, 2011 through August 31, 2011 and accrued $33,333.33 in unpaid compensation. The Agreement includes recognition of the services provided by the Mr. Mabey and recognition of consideration for deferring payment of accrued compensation, for which Mr. Mabey shall receive an ex-gratis bonus of $26,083 (the latter amount also to be deferred). From September 1, 2011 forward, Mr. Mabey will receive the sum of Four Thousand Dollars, one hundred and sixty-six ($4,166) per calendar month during the term of the Agreement. In addition, Mr. Mabey has been granted 800,000 options to purchase shares of common stock of the Corporation, such options shall vest in equal monthly installments over the 24 months starting January, 2011 at an exercise price of $0.15 per share. Further, the Corporation has determined to compensate Mr. Mabey at the rate of $30,000 per year for his service as a director of the Corporation. The options are granted pursuant to the 2010 stock Option Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS

10.1     Form of Consultant Agreement for Simon Westbrook

10.2     Form of Consultant Agreement for Dan Mabey

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        In Media Corporation


Registrant                              By: /s/ Nitin Karnik
                                            ------------------------------------
Date: September 29,2011                     Nitin Karnik
                                            Chief Executive Officer

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